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                                                                   Exhibit 99.1

January 7, 2000

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

         Re:      The RiceX Company

Commissioners:

         We have read the statements made by The RiceX Company in Item 4 of the Company's Form 8-K report dated January 7, 2000 and we agree with the statements therein concerning our Firm.

                                                     Very truly yours,

                                                     GRANT THORNTON, LLP



                                                     By:  /s/ Grant Thornton LLP